[redacted]

REAL ESTATE PURCHASE AND SALE AGREEMENT

BETWEEN

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, A WISCONSIN CORPORATION, AS SELLER

AND

____________________________, AS BUYER

FOR

THORN HILL DISTRIBUTION
51 Pennwood Place
Warrendale, Butler County, Pennsylvania

REAL ESTATE PURCHASE AND SALE AGREEMENT

Table of Contents

Exhibits

REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS REAL ESTATE PURCHASE AND SALE AGREEMENT ("Agreement") is made and entered into as of the Effective Date (as defined below) between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (hereinafter referred to as "Seller"), and ______________________, a ___________________ (hereinafter referred to as "Buyer").

RECITALS

A. Seller is the owner of Thorn Hill Distribution (as more specifically defined in Article 2 hereof, the "Property").

B. Seller desires to sell the Property to Buyer and Buyer desires to purchase the Property from Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto intending to be and being legally bound hereby, agree as follows:

ARTICLE 1
PURCHASE AND SALE

Subject to the terms and conditions contained herein, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Property (as defined below), commonly known as Thorn Hill Distribution located at 51 Pennwood Place, in the City of Warrendale, County of Butler, Commonwealth of Pennsylvania.

ARTICLE 2
BASIC TERMS

As used herein, the following Basic Terms are hereby defined to mean:

Approval Date	[redacted] 2020.
Buyer's Address for Notice	c/o Nationwide Postal Management 75 Columbia Avenue Cedarhurst, New York 11516

Buyer's Taxpayer Identification Number	________________________________
Closing Date	[redacted], 2020, or such later date as postponed by the terms of Subsection 5.3(a).
Earnest Money	[redacted]
Effective Date	[redacted], 2020.
Escrow Holder	First American Title Insurance Company (subject to the provisions of Section 4.1 hereof) [redacted]
[redacted]	[redacted]
Involved Seller Representative(s) (re: Representations, Warranties, and Covenants by Seller)	[redacted] an employee of Northwestern Mutual Investment Management Company, LLC
[Long-Term Service Contract(s)]	
Materiality Limit (re: Casualty and Condemnation)	[redacted]
Property	The land described in Schedule 1 to Exhibit A attached hereto, together with all rights, privileges, and easements appurtenant to the land (hereinafter referred to as the "Land"), together with all buildings, improvements, and structures located on the Land (hereinafter referred to as the "Improvements" and, together with the Land, the "Real Property"); and Seller's right, title and interest in and to (a) all personal property owned by Seller which is used in the operation of the Real Property and located thereon, including all fixtures, appliances, furniture, furnishings, equipment, supplies, signage and lighting systems, but excluding all software, computers and

computer-related equipment in the property management office located on the Property (hereinafter referred to as the "Personal Property"); (b) any and all Tenant Leases (as defined below), including those agreements entered into after the Effective Date pursuant to Section 6.7 hereof; (c) any and all Service Contracts (as defined below) which are not terminated effective prior to the Closing Date pursuant to Section 6.5 hereof; (d) Long-Term Service Contracts; and (e) all rights, if any, Seller may have to use the name [redacted], as it relates to the operation of the Real Property.

Purchase Price	Forty Seven Million Dollars ($47,000,000.00)
Security Deposits	[redacted]
Seller's Address for Notice	[redacted]
[redacted]	[redacted]
	[redacted]
Seller's Broker	[redacted]

Service Contracts	[redacted]
Tenant Leases	[redacted]
Title Insurer	First American Title Insurance [redacted]
With copies to:	First American Title Insurance Company [redacted]

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 Representations, Warranties and Covenants by Seller.

[redacted]

[redacted]

(ii) [redacted]

(iii) [redacted]

(b) [redacted]

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3.2 No Other Representations and Warranties by Seller. [redacted]

[redacted]

3.3 **<u>Representations, Warranties, and Covenants by Buyer</u>.** [redacted]

(a) [redacted]

(b) [redacted]

(c) [redacted]

[redacted]

[redacted]

3.4 Buyer's Reliance on Own Investigation; "AS-IS" Sale.

[redacted] [redacted]

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ARTICLE 4
<u>THE TRANSACTION</u>

4.1 Escrow. [redacted]

4.2 Purchase Price. [redacted]

4.2.1 **Earnest Money**. [redacted]

4.2.2 **Retention and Disbursement of Earnest Money**. [redacted]

[redacted]

[redacted]

4.2.3 **Cash at Closing**. [redacted]

4.2.4 **Independent Consideration**. [redacted]

[redacted]

4.3 Conveyance by Deed. [redacted]

ARTICLE 5
TITLE AND SURVEY

5.1 Title Commitment. [redacted]

[redacted]

(a) [redacted]

[redacted] [redacted]

[redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

ARTICLE 6
<u>CONDITION OF THE PROPERTY</u>

6.1 <u>Inspections</u>.

6.1.1 Inspection of Property. [redacted]

[redacted]

6.1.2 Inspection of Due Diligence Documents. [redacted]

[redacted]

6.2 Entry onto Property. [redacted]

[redacted]

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6.3 Environmental Matters.

6.3.1 Buyer's Environmental Investigation. [redacted]

6.3.2 Seller's Environmental Reports. [redacted]

[redacted]

6.4 **Approval and Termination**.

6.4.1 **Buyer's Approval Notice**. [redacted]

6.4.2 **Buyer's Right to Terminate**. [redacted]

[redacted].

6.4.3 Seller's Right to Terminate. [redacted]

[redacted]

[redacted]

6.5 Service Contracts. [redacted]

6.6 <u>Management of the Property</u>. [redacted]

[redacted]

6.7 Leasing. [redacted]

[redacted]

[redacted]

6.8 Estoppel Certificates. [redacted]

[redacted]

6.9 Delivery of Notices. [redacted]

ARTICLE 7
CLOSING

7.1 Buyer's Conditions Precedent to Closing. [redacted]

[redacted] [redacted]

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7.2 Seller's Conditions Precedent to Closing. [redacted]

[redacted] [redacted]

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[redacted] [redacted]

[redacted]

7.3 <u>Deposits in Escrow</u>. On or before the day preceding the Closing Date:

7.3.1 <u>Seller's Deposits</u>. [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

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7.3.2 Buyer's Deposits. [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

7.3.3 Joint Deposits. [redacted]

[redacted] [redacted]

[redacted] [redacted]

(c) [redacted]

7.3.4 **Other Documents**. [redacted]

7.4 **Costs**. [redacted]

7.5 **<u>Prorations</u>**.

7.5.1. **Generally**. [redacted]

(a) **Taxes and Assessments**. [redacted]

(b) **Rentals, Other Income, and Security Deposits**. [redacted]

[redacted]

(c) **Expenses**. [redacted]

(d) **Utilities**. [redacted]

(e) **Leasing Reimbursements**. [redacted]

[redacted]

7.5.2 Like-Kind Exchange (Proration). [redacted]

7.6 Insurance. [redacted]

[redacted]

7.7 **Close of Escrow**. [redacted]

(a) **Wire Transfer**. [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted] [redacted]

[redacted]

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(d) **Broker's Commission**. [redacted]

7.8 Possession. [redacted]

(a) **Tenant Lease(s)**. [redacted]

(b) **Service Contracts**. [redacted]

(c) **Keys**. [redacted]

(d) **Licenses and Permits**. [redacted]

(e) **Tenant Estoppel Certificates or Seller's Estoppel Certificates**. [redacted]

7.9 Recorded Instruments. [redacted]

7.10 Tenant Notices. [redacted]

ARTICLE 8
CONDEMNATION AND CASUALTY

[redacted]

[redacted]

[redacted]

- [redacted]
- [redacted]

[redacted]

ARTICLE 9
NOTICES

[redacted]

ARTICLE 10
SUCCESSORS AND ASSIGNS

[redacted]

ARTICLE 11
BROKERS

[redacted]

[redacted]

ARTICLE 12
COVENANT NOT TO RECORD

[redacted]

ARTICLE 13
DEFAULT

[redacted]

13.1 Default by Buyer.

[redacted]

[redacted]

[redacted]

13.2 Default by Seller. [redacted]

ARTICLE 14
NON-DEFAULT TERMINATION

[redacted]

[redacted] [redacted]

[redacted] [redacted]

ARTICLE 15
INDEMNITIES

15.1 Seller Indemnity.

[redacted]

[redacted]

[redacted]

15.2 **Buyer Indemnity**.

[redacted]

[redacted]

[redacted]

15.3 Release. [redacted]

15.4 Survival. [redacted]

ARTICLE 16
MISCELLANEOUS

16.1 Survival of Representations, Covenants, and Obligations. [redacted]

[redacted].

16.2 **Attorneys' Fees**. [redacted]

16.3 **Publicity**. [redacted]

16.4 **Captions**. [redacted]

16.5 **Waiver**. [redacted]

16.6 **Time**. [redacted]

16.7 **Waiver of Jury Trial**. [redacted]

16.8 **Controlling Law**. [redacted]

16.9 **Severability**. [redacted]

16.10 **Construction**. [redacted]

[redacted]

16.11 Like-Kind Exchange.

16.11.1 Assignment of Rights to Qualified Intermediary. [redacted]

16.11.2 Reassignment. [redacted]

16.12 Limitations on Liability. [redacted]

16.13 Execution. [redacted]

16.14 Amendments. This Agreement may be modified, supplemented, or amended only by a written instrument executed by Buyer and Seller.

16.15 Entire Agreement. This Agreement constitutes the entire and complete agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations, warranties, and statements, oral or written, are merged herein. No representation, warranty, covenant, agreement, or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement.

16.16 Seller's Further Assurances: [redacted]

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate

By: ______________________________
Name:
Its:

(Signatures Continue on Next Page)

BUYER:

By:____
Name:______________________________________
Its:____

RECEIPT BY ESCROW HOLDER – EARNEST MONEY

[redacted] Title Insurance Company shall serve as Escrow Holder pursuant to the terms and provisions of that certain Real Estate Purchase and Sale Agreement between The Northwestern Mutual Life Insurance Company and __________(the "Agreement"), and hereby acknowledges receipt of a fully executed copy of the Agreement and the Earnest Money referred to therein in the sum of _____________. [redacted] Title Insurance Company agrees to accept, hold, apply, and/or return such Earnest Money, and disburse any funds received pursuant to the provisions of the Agreement, and otherwise comply with the obligations of Escrow Holder as set forth in the Agreement.

[redacted] TITLE INSURANCE COMPANY

By:_________________________________

Name:_______________________________

Its:_________________________________

Date of receipt:________________________